Containers and Fixed Assets	12 Months Ended
Dec. 31, 2011
Containers and Fixed Assets
(7)	Containers and Fixed Assets

Containers, net at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Containers	$2,281,586	$1,799,050
Less accumulated depreciation	(377,731)	(361,791)

Containers, net	$1,903,855	$1,437,259

Trading containers had carrying values of $12,970 and $404 as of December 31, 2011 and 2010 and are not subject to depreciation. Containers held for sale that had carrying values of $7,832 and $2,883 as of December 31, 2011 and 2010 are also not subject to depreciation. All owned containers are pledged as collateral for debt as of December 31, 2011 and 2010.

Fixed assets, net at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Computer equipment and software	$7,111	$6,965
Office furniture and equipment	1,803	1,766
Automobiles	51	136
Leasehold improvements	1,779	1,757

	10,744	10,624
Less accumulated depreciation	(9,027)	(8,820)

Fixed assets, net	$1,717	$1,804